UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 7, 2005



                         Spectrum Organic Products, Inc.
                         -------------------------------
             (Exact name of Registrant as specified in its charter)



 California                         333-22997                    94-3076294
 ----------                         ---------                    ----------
(State of                   (Commission File Number)       (IRS Employer ID No.)
Incorporation)



                       5341 Old Redwood Highway, Suite 400
                               Petaluma, CA 94954
                               ------------------
                    (Address of Principal Executive Offices)



                                  707-778-8900
                                  ------------
                         (Registrant's telephone number)

Section 2 - Financial Information:

Item 2.02 Results of Operations and Financial Condition

Spectrum Organic Products, Inc. ("Spectrum", the "Company" or the "Registrant") issued a press release on November 7, 2005 announcing its results of operations and financial condition as of and for the three and nine month periods ended September 30, 2005. Included with that press release were the following financial statements:

     1.   Balance Sheets as of September 30, 2005 and December 31, 2004
     2. Statements of Operations for the three and nine month periods ended September 30, 2005 and 2004
     3. Statements of Cash Flows for the nine months ended September 30, 2005 and 2004


Section 9 - Financial Information and Exhibits:

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.15: Press release of the Company dated November 7, 2005 titled "Spectrum Organic Products Reports Third Quarter Results"



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: November 8, 2005

                                               Spectrum Organic Products, Inc.


                                               /s/ Robert B. Fowles
                                               -------------------------------
                                               Duly Authorized Officer &
                                               Chief Financial Officer